Execution Version

American Eagle Energy Corporation

11,000,000 Shares of Common Stock

UNDERWRITING AGREEMENT

March 18, 2014

JOHNSON RICE & COMPANY L.L.C.

As Representative of the several Underwriters

639 Loyola Avenue, Suite 2775
New Orleans, Louisiana 70113

Ladies and Gentlemen:

American Eagle Energy Corporation, a Nevada corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule A hereto (the “Underwriters”), an aggregate of 11,000,000 shares (the “Firm Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), and, at the option of the Underwriters, up to an additional 1,650,000 shares (the “Optional Shares”) of Common Stock to cover over-allotments. The Firm Shares and, if and to the extent such option is exercised, the Optional Shares, are herein referred to as the “Securities.”

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered. Johnson Rice & Company L.L.C. is acting as representative of the several Underwriters and in such capacity is hereinafter referred to as the “Representative.”

Section 1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-192873), including a base prospectus (the “Base Prospectus”), to be used in connection with the public offering and sale of the Securities. Such registration statement, as amended, including the exhibits thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B (the “Rule 430 Information”) under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is referred to as the “Registration Statement.” The prospectus supplement used in connection with the offering of the Securities that omitted Rule 430 Information, together with the Base Prospectus, is herein called a “Preliminary Prospectus.” As used herein, the term “Prospectus” means the Base Prospectus, as supplemented by a prospectus supplement containing Rule 430 Information in the form first made available to the Underwriters by the Company to confirm sales of the Securities or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act. As used herein, “Applicable Time” is 7:00 a.m. (Eastern time) on March 19, 2014. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus, together with the information and any free writing prospectuses, if any, identified on Schedule B, and each “road show” (as defined in Rule 433 under the Securities Act), if any, related to the offering of the Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act), identified on Schedule B and the information included as Schedule C. As used herein, the terms “Registration Statement,” “Base Prospectus,” “Time of Sale Prospectus,” “Preliminary Prospectus” and “Prospectus” shall include the documents incorporated and deemed to be incorporated by reference therein. All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be. All references in this Agreement to (i) the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System, or any successor system (collectively, “EDGAR”) and (ii) the Prospectus shall be deemed to include the “electronic Prospectus” provided for use in connection with the offering of the Securities as contemplated by Section 4(n) of this Agreement. All references in this Agreement to financial statements and schedules and other information that are “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be.

Section 2. Purchase, Sale and Delivery of the Securities.

(a) The Firm Shares.  The Company agrees to issue and sell to the Underwriters the Firm Shares upon the terms set forth herein. On the basis of the representations, warranties and agreements contained herein, and upon the terms but subject to the conditions set forth herein, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A. The purchase price to be paid by the Underwriters to the Company for the Firm Shares shall be $6.2040 per share (reflecting underwriting discounts and commissions of 6.00% from the public offering price of $6.60 per share).

(b) The First Closing Date.  Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Porter Hedges LLP at 1000 Main Street, Houston, Texas 77002 (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. Houston time, on March 24, 2014, or such other time and date as shall be agreed upon by the Representative and the Company (the time and date of such closing are called the “First Closing Date”).

(c) The Optional Shares; Option Closing Date.  In addition, on the basis of the representations, warranties and agreements contained herein, and upon the terms but subject to the conditions set forth herein, the Company hereby grants an option to the several Underwriters to purchase up to an aggregate of 1,650,000 Optional Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representative to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the Optional Shares are to be registered and (iii) the time, date and place at which the Optional Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term “First Closing Date” shall refer to the time and date of delivery of the Firm Shares and such Optional Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date” and shall be determined by the Representative and shall not be earlier than two or later than five full business days after delivery of such notice of exercise. If any Optional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d) Public Offering of the Securities.  The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Time of Sale Prospectus and the Prospectus, the Securities as soon after this Agreement has been executed as the Representative, in its sole judgment, has determined is advisable and practicable.

(e) Payment for the Securities.  Payment for the Firm Shares shall be made at the First Closing Date by wire transfer of immediately available funds in U.S. dollars to the order of the Company. Payment for the Optional Shares shall be made at the First Closing Date or the applicable Option Closing Date, as the case may be, by wire transfer of immediately available funds in U.S. dollars to the order of the Company.

It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of, the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase. Johnson Rice & Company L.L.C., individually and not as the Representative, may (but shall not be obligated to) make pro rata payment for any Securities to be purchased by any Underwriter whose funds shall not have been received by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f) Delivery of the Securities.  The Company, through the facilities of The Depository Trust Company (“DTC”), shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters the Firm Shares at the First Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company, through the facilities of DTC, shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters the Optional Shares the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. At least two full business days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be), the Company shall authorize the Company’s transfer agent to arrange for the delivery of the Securities in accordance with the provisions of this Section 2(f). The Securities shall be registered as the Representative shall have requested at least one business day prior to the First Closing Date (or the applicable Option Closing Date, as the case may be). Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

Section 3. Representations and Warranties.

The Company hereby represents, warrants and covenants to the Underwriters as follows:

(a) Compliance with Registration Requirements.

(i) The Registration Statement is a shelf registration statement that has been declared effective by the Commission. The Company has complied with all requests of the Commission for additional or supplemental information. The Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with the requirements of Rule 415 under the Securities Act (including without limitation Rule 415(a)(5)).

(ii) The Preliminary Prospectus when filed complied, and the Prospectus when filed will comply, in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities. The Registration Statement, and any post-effective amendment thereto, at the time it became effective and at the First Closing Date and, if applicable, as of each Option Closing Date, complied and, as amended or supplemented, if applicable, will, as of the date of such amendment or supplement, as applicable, comply in all material respects with the Securities Act and did not and, as amended or supplemented, if applicable, will not, as of the date of such amendment or supplement, as applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Time of Sale Prospectus, as of its date, at the First Closing Date, as of each Option Closing Date (as applicable) and at the time of each sale of the Securities in connection with the offering, will comply in all material respects with the Securities Act and does not, and at the time of each sale of the Securities in connection with the offering and at the First Closing Date and, if applicable, as of each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Underwriters will notify the Company within a reasonable time prior to any sale occurring other than at the Applicable Time. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, or any post-effective amendments thereto, or the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters to the Company consists of the information described in Section 9(b) below. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(iii) The Company meets, and at the time the Registration Statement was originally declared effective the Company met, the applicable requirements for use of Form S-3 under the Securities Act and the conditions to the use of Form S-3 in connection with this offering and sale of Securities as contemplated hereby have been satisfied.

(iv) The documents incorporated or deemed to be incorporated by reference in the Preliminary Prospectus and the Prospectus (collectively, the “SEC Filings”), at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the applicable requirements of the Exchange Act, and, when read together with the other information in the Preliminary Prospectus and the Prospectus, at the time the Registration Statement and any amendments thereto become effective, at the First Closing Date and, if applicable, at each Option Closing Date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the facts required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(v) The Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) in connection with the offering of the Securities for purposes of Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies, or will comply, in all material respects with the requirements of the Securities Act. Except for the free writing prospectuses, if any, identified on Schedule B, and electronic road shows, if any, furnished to the Underwriters before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any free writing prospectus.

(b)     No Stop Order. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or threatened or, to the best knowledge of the Company, are contemplated by the Commission.

(c)      Offering Materials Furnished to Underwriters. The Company has delivered to the Representative conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, the Time of Sale Prospectus, the Preliminary Prospectus, the Prospectus, as amended or supplemented, and any free writing prospectuses reviewed and consented to by the Representative, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters.

(d)     Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of (i) the expiration or termination of the option granted to the several Underwriters in Section 2 or (ii) the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Time of Sale Prospectus, the Preliminary Prospectus, the Prospectus, any free writing prospectus reviewed and consented to by the Representative, the Registration Statement or any other document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act.

(e)      Independent Accountants. Hein & Associates LLP are (i) independent public or certified public accountants as required by the Securities Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (the “PCAOB”) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(f)       Independent Petroleum Engineers. Each of (i) Ryder Scott Company, L.P., which has certified the reserve information of the Company for the fiscal year ended 2013, and (ii) MHA Petroleum Consultants, LLC, which has certified the reserve information of the Company for the fiscal years ended 2012 and 2011, has represented to the Company that they are, and to the knowledge of the Company they are, independent petroleum engineers in accordance with guidelines established by the Commission.

(g)     Financial Statements. The consolidated financial statements of the Company filed with the Commission and included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus, present fairly the financial condition of the Company and each of the subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X of the Commission) of the Company (each, a “Subsidiary,” and together, the “Subsidiaries”) as of and at the dates indicated, and the consolidated statements of operations, stockholders’ equity and cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States of America (“GAAP”) applied on a consistent basis throughout the periods involved. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus that are not included as required. All non-GAAP financial measures (as defined in Regulation G of the Commission) and ratios derived using non-GAAP financial measures included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus have been presented in compliance with Item 10 of Regulation S-K of the Commission. Except as disclosed in the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus, the Company and the Subsidiaries are not party to any off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses. All pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, comply with the requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The other financial and statistical data contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company. To the knowledge of the Company, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided in the preparation of, or audited, the financial statements or other financial data included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and Time of Sale Prospectus.

(h)     Disclosure Controls and Procedures and Internal Accounting.  The Company and each of its Subsidiaries has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) which (i) are designed to ensure that material information relating to the Company, including the Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of a date within 90 days prior to the earlier of the date that the Company filed its most recent annual or quarterly report with the Commission and the date of the Time of Sale Prospectus; and (iii) are effective to perform the functions for which they were established. The Company and each of its Subsidiaries also maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, its principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and is effective in performing the functions for which it was established. There has been, as applicable, no (i) significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, (ii) change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting or (iii) fraud, whether or not material, that involves executive officers or other employees who have a significant role in the Company’s internal controls over financial reporting. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(i)       No Material Adverse Change in Business. Except as disclosed in the Preliminary Prospectus, Prospectus or the Time of Sale Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Prospectus, there has been no (i) material adverse change in the condition, financial or otherwise, or in the assets, earnings, business, condition (financial or otherwise), management, results of operations or prospects of the Company and its Subsidiaries, taken as a whole (the “Enterprise”), whether or not arising in the ordinary course of business (a “Material Adverse Change”); (ii) transaction which is material to the Enterprise; (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Enterprise; (iv) change in the capital stock of the Company or any Subsidiary; (v) material change in the outstanding indebtedness of the Company or any Subsidiary; (vi) dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (vii) purchase by the Company of any of its outstanding capital stock.

(j)       Good Standing of the Company and its Subsidiaries. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Preliminary Prospectus, Prospectus or Time of Sale Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Change. Each of the Subsidiaries is identified in Schedule D to this Agreement. Each Subsidiary has been duly organized and is validly existing as a business entity (corporate or otherwise) in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, and is duly qualified as a foreign business entity (corporate or otherwise) to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Change. All of the issued and outstanding equity interests of each Subsidiary has been duly authorized and validly issued, and are fully paid and non-assessable and are directly owned by the Company, free and clear of all liens, encumbrances, equities and claims; except as otherwise disclosed in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus or pursuant to credit facilities or indentures filed as exhibit(s) to the SEC Filings (collectively, the “Debt Instruments”), all such equity interests are or will be immediately after the time of the First Closing Date wholly owned by the Company, directly or through its Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary.

(l)       Capitalization. As of the date of filing with the Commission, the authorized capital stock of the Company and the issued and outstanding capital stock of the Company are as set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus under the heading “Capitalization.” The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or similar rights of any security holder of the Company. The capital stock of the Company conforms in all material respects to the description contained in the Registration Statement, the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(m)    Other Securities. Except as disclosed in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, there are no outstanding (i) securities or obligations of the Company or any Subsidiary convertible into or exchangeable for any equity interests of the Company or any Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any equity interests or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any Subsidiary to issue any equity interests, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

(n)     Stock Exchange Listing and Reporting Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NYSE MKT LLC (the “NYSE MKT”) and, except as disclosed in the Registration Statement, the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE MKT, and, except as disclosed in the Registration Statement, the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, the Company has not received any notification that the Commission or the NYSE MKT is contemplating terminating such registration or listing. The Securities have been approved for listing on the NYSE MKT, subject only to notice of official issuance.

(o)     Authorization of Agreement and Binding Effect.  The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(p)     PSO Agreement and Exercise Notice. The board of directors of the Company (or a committee thereof) has approved resolutions authorizing the execution and delivery of the PSO Agreement, as such term is defined in the Prospectus (the “PSO Agreement”), and the Exercise Notice, as such term is defined in the PSO Agreement (the “Exercise Notice”), and the performance of the Company’s obligations thereunder. The PSO Agreement and the Exercise Notice have been duly authorized, executed and delivered by the Company and constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors’ rights generally, general principles of equity (regardless of whether enforcement is sought in equity or at law) and any implied covenants of good faith and fair dealing.

(q)     Compliance with Laws. The Company and each Subsidiary is in compliance with all laws as in effect on the date hereof applicable to the conduct of their business or operations, or applicable to their employees, except where the failure to be in compliance would not cause a Material Adverse Change. None of the Company or any Subsidiary has received notice of any violation of any law, or any potential liability under any law, relating to the operation of its business or to its employees or to any of the assets, operations, processes, employees or products of the Company or any Subsidiary.

(r)      Authorization and Description of Securities.  The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement. When the Company issues and delivers the Securities pursuant to this Agreement against payment of the consideration set forth herein, the Securities will be validly issued, fully paid and non-assessable. The issuance by the Company of the Securities is not subject to preemptive or other similar rights of any security holder of the Company. The Company has authorized and available a sufficient number of shares of Common Stock for issuance of the Securities pursuant to this Agreement.

(s)      Absence of Defaults and Conflicts. Neither the Company nor any Subsidiary is (i) in violation of its charter or bylaws, as applicable, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, obligation, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”) except, in the case of clause (ii), for any defaults which, singularly or in the aggregate, would not result in a Material Adverse Change; and the execution, delivery and performance of this Agreement, the PSO Agreement and the Exercise Notice, the consummation of the transactions contemplated by, and the compliance by the Company with its obligations under, this Agreement, the PSO Agreement and the Exercise Notice, including the sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Time of Sale Prospectus under “Use of Proceeds,” does not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to the Agreements and Instruments, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company, or any related constituent document of any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality, regulatory or administrative agency or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(t)       Absence of Labor Disputes. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its Subsidiaries, principal operators, contractors, suppliers or customers, which, in any such case, would result in a Material Adverse Change. The Company is not aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or such Subsidiary.

(u)     Absence of Proceedings. Except as disclosed in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, there are no actions, suits, proceedings, claims, inquiries or investigations before or brought by any court or governmental agency or body, domestic or foreign, or regulatory commission, board, body, authority or agency, or before any self-regulatory organization, other non-governmental regulatory authority or NYSE MKT now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, or any of their respective directors or officers, which are required to be disclosed in the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, or which could, individually or in the aggregate, result in a Material Adverse Change, or which could affect the properties or assets of the Enterprise or the consummation of the transactions contemplated in this Agreement, the PSO Agreement and the Exercise Notice or the performance by the Company of its obligations hereunder or thereunder.

(v)      Possession of Intellectual Property. The Company and the Subsidiaries each own or possess all patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business as now operated by them. Neither the Company nor any Subsidiary has received any notice, and is not otherwise aware, of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any Subsidiary therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Change.

(w)    Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, or approval of the Company’s stockholders, is necessary or required for the performance by the Company of its obligations hereunder or under the PSO Agreement and the Exercise Notice, or in connection with the performance by the Company of its obligations with respect to the offering or sale of the Securities under this Agreement or the consummation of the transactions contemplated by this Agreement, the PSO Agreement or the Exercise Notice except such as have been already obtained or as may be required under the Securities Act or the regulations promulgated thereunder or state securities laws or by the NYSE MKT or the Financial Industry Regulatory Authority (“FINRA”).

(x)      No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any Subsidiary nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) whether to facilitate the sale or resale of the Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Securities on the NYSE MKT in accordance with Regulation M.

(y)      Possession of Licenses and Permits. The Company and each Subsidiary possess such permits, licenses, certificates, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by appropriate federal, state, local or foreign regulatory bodies necessary for the ownership of their respective assets and to conduct the business as now operated by them, except where the failure to have obtained the same would not cause a Material Adverse Change. The Company and each Subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not singly or in the aggregate cause a Material Adverse Change. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity or the failure to be in full force and effect would not singly or in the aggregate cause a Material Adverse Change. Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(z) Distributions by a Subsidiary. Except as otherwise would not result in a Material Adverse Change, no Subsidiary is subject to any material direct or indirect prohibition on paying any dividends to the Company, on making any other distribution on such Subsidiary’s capital stock, on repaying to the Company any loans or advances to such Subsidiary from the Company or on transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Time of Sale Prospectus and the Prospectus.

(aa) Reserve Report Data. The oil and gas reserve estimates of the Company included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus have been prepared in accordance with Commission guidelines applied on a consistent basis throughout the periods involved by the applicable independent reserve engineers, and the Company has no reason to believe that such estimates do not fairly reflect the oil and gas reserves of the Company as of the dates indicated. Other than production of the reserves in the ordinary course of business, intervening product price fluctuations and as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus, the Company is not aware of any facts or circumstances that would cause a Material Adverse Change in the reserves or the present value of future net cash flows therefrom as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus.

(bb) Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(cc)  Properties. Except as otherwise set forth in the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus or such as in the aggregate does not now cause or will in the future cause a Material Adverse Change, the Company and each Subsidiary have title to their respective properties (or in the case of properties to be acquired under the PSO Agreement pursuant to the Exercise Notice, will have title upon the closing of the transactions contemplated thereby) as follows: (i) with respect to wells (including leasehold interests and appurtenant personal property) and non-producing oil and natural gas properties (including undeveloped locations on leases held by production and those leases not held by production), such title is good and free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions, (ii) with respect to non-producing properties in exploration prospects, such title was investigated in accordance with customary industry procedures prior to the acquisition thereof by the Company or any Subsidiary, (iii) with respect to real property other than oil and gas interests, such title is good and marketable free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions, and (iv) with respect to personal property other than that appurtenant to oil and gas interests, such title is free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions. No real property owned, leased, licensed, or used by the Company or any Subsidiary lies in an area which is, or to the knowledge of the Company will be, subject to restrictions which would prohibit, and no statements of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, licensing, exploration, development or production or use of such real property in the business of the Company or any Subsidiary as presently conducted or as the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus indicates they contemplate conducting, except as may be properly described in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus or such as in the aggregate do not now cause and will not in the future cause a Material Adverse Change.

(dd) Insurance. Except as otherwise set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, the Company and each Subsidiary, and their respective material properties, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are adequate for the conduct of their business and customary and prudent for the business in which they are engaged; all such policies of insurance insuring the Company and each Subsidiary, and their respective material properties, are in full force and effect, and the Company and each Subsidiary has no reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business. Except as otherwise set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, there are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

(ee)  Taxes. The Company and each of the Subsidiaries has filed on a timely basis all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not cause a Material Adverse Change) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it to the extent due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith and for which adequate reserves have been provided.

(ff)     Investment Company Act. Neither the Company nor any Subsidiary is required, and upon the sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Time of Sale Prospectus will not be required, to register as an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

(gg)   Environmental Laws. The Company and its Subsidiaries (or, to the knowledge of the Company, any of the Company’s or Subsidiaries’ predecessors in interest) (i) are in compliance with any and all applicable foreign, federal, state and local laws, ordinances, rules, judgments, decrees, orders and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not result in a Material Adverse Change. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would result in a Material Adverse Change. Except as set forth in the Time of Sale Prospectus, neither the Company nor any Subsidiary has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(hh)   Occupational Laws. The Company (i) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (ii) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (iii) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings

(ii) Registration Rights. There are no persons with registration rights or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or sold in the offering contemplated by this Agreement.

(jj) Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among the Company or any Subsidiary, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary, on the other hand, that is required to be described, incorporated or included in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus and which is not so described, incorporated or included.

(kk) Brokers. Neither the Company nor any Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities other than this Agreement.

(ll) Sarbanes-Oxley Act of 2002. The principal executive officer (or its equivalent) and principal financial officer (or its equivalent) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the Commission (the “Sarbanes-Oxley Act”), and the statements made in each such certification are accurate. The Company, the Subsidiaries, and the directors and officers of the Company and the Subsidiaries are in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act.

(mm) Termination/Nonrenewal of Contracts. Neither the Company nor any of the Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Time of Sale Prospectus or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of the Subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement.

(nn) ERISA. The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), have been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company, and the trust forming part of each such plan that is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended, is so qualified; each of the Company and the Subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any Subsidiary maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA), which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or a Subsidiary is in compliance with the currently applicable provisions of ERISA, except where the failure to comply would not cause a Material Adverse Change; and neither the Company nor a Subsidiary has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Sections 4062, 4063 or 4064 of ERISA, or any other liability under Title IV of ERISA.

(oo) Corporate Records. The minute books of the Company and each Subsidiary have been made available to the Underwriters and counsel for the Underwriters, and such books (i) reflect all meetings and actions of the board of directors (including each board committee) and stockholders (or analogous governing bodies or interest holders) of the Company and the Subsidiaries since the time of its respective organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(pp) Margin Securities. Neither the Company nor any Subsidiary owns any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(qq) Forward-Looking Statements. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(rr) FINRA Affiliations. To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater securityholders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus.

(ss) Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state or any political subdivision thereof, required to be paid by the Company in connection with the execution and delivery of this Agreement.

(tt)       Sales of Common Stock. Except as disclosed in the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(uu) Certain Regulatory Matters.

(i) Foreign Corrupt Practices Act. Neither the Company, any Subsidiary nor any officer of the Company or any Subsidiary, nor, to the knowledge of the Company, any officer, director, agent or affiliate of the Company or any Subsidiary has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or to influence official action, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (iv) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”); and the Company, the Subsidiaries and their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ii) Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the anti-money laundering statutes of all applicable jurisdictions, including the Money Laundering Control Act of 1986, as amended, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(iii) OFAC. Neither the Company, any Subsidiary, any officer of the Company or any Subsidiary, nor, to the knowledge of the Company, any director, agent or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person, or in any country or territory, that, at the time of such funding, is subject to any U.S. sanctions administered by OFAC.

(iv) Bank Secrecy Act; Money Laundering; Patriot Act. Neither the Company, nor any officer or director of the Company has violated: (a) the Bank Secrecy Act, as amended, (b) the Money Laundering Laws or (c) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law or any successor law.

(vv) XBRL. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement fairly presents in all material respects the information called for and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

Any certificate signed by any officer of the Company that is delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

Section 4. Additional Covenants of the Company.  The Company further covenants and agrees with the Underwriters as follows:

(a) Delivery of Time of Sale Prospectus and Prospectus.  Upon request, the Company shall furnish to the Underwriters, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 4(e) or Section 4(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto as the Underwriters may reasonably request.

(b) Representative’s Review of Proposed Amendments and Supplements.  Prior to amending or supplementing the Registration Statement, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement without the consent of the Representative, and shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) Free Writing Prospectuses.  The Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by or referred to by, the Company and the Company shall not file, use or refer to any proposed free writing prospectus, or any amendment or supplement thereto, without the consent of the Representative (which consent shall not be unreasonably withheld, delayed, denied or conditioned). The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Securities (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by or referred to by, the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the consent of the Representative (which consent shall not be unreasonably withheld, delayed, denied or conditioned).

(d) Filing of Underwriters Free Writing Prospectuses.  The Company shall not take any action that would result in the Underwriters or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriters that the Underwriters otherwise would not have been required to file thereunder.

(e) Amendments and Supplements to Time of Sale Prospectus.  If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Sections 4(b) and 4(c)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law, including the Securities Act.

(f) Securities Act Compliance.  After the date of this Agreement the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Prospectus, any free writing prospectus, the Preliminary Prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to the Time of Sale Prospectus, any free writing prospectus, the Preliminary Prospectus or the Prospectus or of any order preventing or suspending the use of the Time of Sale Prospectus, any free writing prospectus, the Preliminary Prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange or automated quotation system upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 433, 430B and 430C, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rules 424(b) or 433 were received in a timely manner by the Commission.

(g) Amendments and Supplements to the Prospectus and Other Securities Act Matters.  If the delivery of a Prospectus is required at any time after the date hereof and if at such time any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Section 4(b) and 4(c)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law, including the Securities Act. Neither the consent of the Underwriters to, or delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Sections 4(b) or (c).

(h) Blue Sky Compliance.  The Company shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities; provided that the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(i) Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Prospectus.

(j) Transfer Agent.  The Company shall continue to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(k) Earnings Statement.  As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act.

(l) Periodic Reporting Obligations.  The Company, during the period when the Prospectus is required to be delivered under the Securities Act, shall file, on a timely basis, with the Commission and, where required, the NYSE MKT, all reports and documents required to be filed under the Exchange Act.

(m) Listing.  The Company will use commercially reasonable efforts to maintain the inclusion and quotation of the Common Stock, including the Securities, on the NYSE MKT, unless and until such security is listed on another exchange or automated quotation system of at least comparable reputation.

(n) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet.  The Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representative an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Securities. As used herein, the term “electronic Prospectus” means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriters, that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Securities; (ii) it shall disclose the same information as the paper Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time that it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

(o) Agreement Not to Offer or Sell Additional Shares of Common Stock.  During the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus (the “Lock-up Period”), the Company will not, without the prior written consent of the Representative (which consent may not be unreasonably withheld, delayed, denied or conditioned at the sole discretion of the Representative), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Securities); provided, however, that the Company may (i) issue shares of Common Stock or options to purchase shares of its Common Stock, or shares of Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus or any amendment to or replacement of such plan, (ii) issue shares of Common Stock or securities convertible into or exercisable for shares of Common Stock as consideration in a merger or other acquisition (provided that any recipient of such securities agrees to be bound by the foregoing restrictions for the remainder of the Lock-up Period) and (iii) file one or more registration statements either (x) on Form S-8 or amendments thereto relating to the issuance of shares of Common Stock or the issuance and exercise of options to purchase shares of Common Stock granted under the employee benefit plans of the Company existing on the date of the Prospectus or any amendment to or replacement of such plan or (y) to which the Representative has consented, such consent not to be unreasonably withheld, delayed, denied or conditioned, in connection with the Company’s entrance into a definitive agreement relating to an acquisition. Notwithstanding the foregoing, if (A) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (B) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable. The Company will provide the Representative with prior notice of any such announcement that gives rise to an extension of the restricted period.

(p) Investment Limitation.  The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities, in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(q) Press Releases.  Prior to the First Closing Date and any Option Closing Date, as the case may be, except as may be required by law, the Company shall not issue any press release or other communication directly or indirectly and shall not hold any press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Securities, without the Representative’s prior consent (such consent not to be unreasonably withheld, delayed, denied or conditioned).

(r) No Stabilization or Manipulation; Compliance with Regulation M.  Prior to the completion of the distribution of the Securities, the Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M. Prior to the completion of the distribution of the Securities, if the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Securities or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Representative (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

Section 5. Payment of Expenses.  The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all fees and expenses of the Company’s transfer agent, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, the Time of Sale Prospectus, the Preliminary Prospectus, the Prospectus and any free writing prospectus prepared by or on behalf of, used by or referred to by, the Company, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees and reasonable attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws, and, if required by the Representative, preparing and printing a blue sky survey or memorandum, advising the Underwriters of such qualifications, registrations, determinations and exemptions, (vii) the filing fees incident to FINRA’s review and approval of the Underwriters’ participation in the offering and distribution of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations and, with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company and the Company’s share of the cost of any aircraft chartered in connection with the road show, (ix)  the fees and expenses associated with listing the Securities on the NYSE MKT, and (x) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 5 or Section 8, Section 9 and Section 10 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

Section 6. Covenant of the Underwriters.  Each Underwriter, severally and not jointly, covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of the Underwriters that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

Section 7. Conditions of the Obligations of the Underwriters.  The obligations of the Underwriters to purchase and pay for the Firm Shares as provided herein on the First Closing Date and, with respect to the Optional Shares, the Firm Closing Date or each Option Closing Date, as applicable, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 3 hereof, as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Shares, as of the First Closing Date and each Option Closing Date, as applicable, as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Comfort Letters. On the date hereof, the Representative shall have received from:

1. Hein & Associates LLP, independent certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, (i) containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to AU Section 634 of the Interim Accounting Standards of the PCAOB (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus and the Prospectus, and (ii) confirming that they are (A) independent public or certified public accountants as required by the Securities Act, the Exchange Act and the PCAOB and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X;

2. Ryder Scott Company, L.P., a letter effective as of the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, stating the conclusions and findings of such firm with respect to the oil and natural gas reserves of the Company for the fiscal year ended 2013; and

3. MHA Petroleum Consultants, LLC, a letter effective as of the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, stating the conclusions and findings of such firm with respect to the oil and natural gas reserves of the Company for the fiscal years ended 2012 and 2011.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA.  For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Shares, each Option Closing Date:

i. the Company shall have filed the Prospectus with the Commission (including the Rule 430 Information previously omitted from the Registration Statement) in the manner and within the time period required by Rule 424(b) under the Securities Act;

ii. no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

iii. FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) No Material Adverse Change or Ratings Agency Change.  For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Shares, each Option Closing Date there shall not have occurred, except as contemplated by the Registration Statement, the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, any Material Adverse Change and there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(d) Opinion of Counsel for the Company.  On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received the opinion of Baker & Hostetler LLP, substantially in the form attached as Exhibit A, as counsel for the Company, dated as of such Closing Date.

(e) Opinion of Canadian Counsel to the Company.  On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received the opinion of Carscallen LLP, substantially in the form attached as Exhibit B, as Canadian counsel for the Company, dated as of such Closing Date.

(f) Opinion of Oil and Gas Counsel to the Company. On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received the opinion of Roberts & Olivia, LLC, substantially in the form attached as Exhibit C, as oil and gas counsel for the Company, dated as of such Closing Date.

(g) Opinion of Counsel for the Underwriters.  On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received the opinion of Porter Hedges LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, dated as of such Closing Date.

(h) Officers’ Certificate.  On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received a written certificate executed by the Chief Executive Officer and President of the Company and the Chief Financial Officer of the Company, dated as of such Closing Date, to the effect set forth in subsections (b) and (c) of this Section 7, and further to the effect that:

i.	the representations and warranties of the Company set forth in Section 3 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

ii.	the Company has complied with all the agreements and covenants hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

Each of Baker & Hostetler LLP, counsel for the Company, Carscallen LLP, Canadian counsel for the Company, Roberts & Olivia, LLC, oil and gas counsel for the Company, and Porter Hedges LLP, counsel for the Underwriters, shall be entitled to rely upon the certificate as required to be delivered by the Company’s officers under this Section 7 in connection with any opinions delivered by such counsels to the Underwriters.

(i) Bring-down Comfort Letters.  On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received from:

i.	Hein & Associates LLP, independent certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a)(1) of this Section 7, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be;

ii.	Ryder Scott Company, L.P., a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a)(2) of this Section 7; and

iii.	MHA Petroleum Consultants, LLC, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a)(3) of this Section 7.

(j) Lock-Up Agreement from Certain Securityholders of the Company.  On or prior to the date hereof, the Company shall have furnished to the Representative an agreement in the form of Exhibit D hereto from each of the Company’s officers and directors and such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date, if any.

(k) Exchange Listing. The Securities shall have been approved for listing on the NYSE MKT.

(l) Penny Stock. The Company shall not be subject to Rule 419 under the Securities Act and none of the Company’s outstanding securities are deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act.

(m) Additional Documents.  On or before the First Closing Date and each Option Closing Date, if any, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 7 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Shares, at any time prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5, Section 8, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 8. Reimbursement of Underwriters’ Expenses.  If this Agreement is terminated by the Representative pursuant to Section 11, or if the sale to the Underwriters of the Securities on the First Closing Date (or the applicable Option Closing Date) is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters (except for such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses, not to exceed $150,000, that shall have been reasonably incurred by the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 9. Indemnification.

(a) Indemnification of the Underwriters by the Company.  The Company agrees to indemnify and hold harmless the Underwriters, their officers and employees, and each person, if any, who controls the Underwriters within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Underwriters or such officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation in accordance with Section 9(d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any Rule 430 Information under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse the Underwriters and each such officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of one counsel chosen by the Representative) as such expenses are reasonably incurred by the Underwriters or such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use in the Registration Statement, the Time of Sale Prospectus, any such free writing prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Representative to the Company consists of the information described in subsection (b) below. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company and its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors and each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, or controlling person, may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation in accordance with Section 9(d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in (i) the Registration Statement, or any amendment thereto, including any Rule 430 Information or (ii) Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not (in the case of clause (ii), in the light of the circumstances in which they were made) misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule  430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or such amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person, for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Representative has furnished to the Company expressly for use in the Registration Statement, Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth under the heading “Price Stabilization, Short Positions and Penalty Bids; Passive Market Making” under the caption “Underwriting” in the Prospectus. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 9 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements.  The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, which consent may not be unreasonably withheld, delayed, denied or conditioned, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

Section 10. Contribution.  If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (a) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(c) for purposes of indemnification.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A. For purposes of this Section 10, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 11. Termination of this Agreement.  The Representative, by notice given to the Company, shall have the right to terminate this Agreement at any time prior to the First Closing Date or to terminate the obligations of the Underwriters to purchase the Optional Shares at any time prior to the Option Closing Date, as the case may be, if at any time (a)(i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NYSE MKT or (ii) trading in securities generally on the NYSE MKT shall have been suspended or limited, or minimum or maximum prices shall have been generally established on the NYSE MKT by the Commission or FINRA; (b) a general banking moratorium shall have been declared by any federal or New York authorities; (c) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative, is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Time of Sale Prospectus or to enforce contracts for the sale of securities; or (d) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (i) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriters to the extent provided in Sections 5 and 8 hereof, (ii) any Underwriter to the Company, or (iii) of any party hereto to any other party except that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 12. Defaulting Underwriter.

(a) If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Option Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule A hereto that, pursuant to this Section 12, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Option Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Option Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Option Closing Date, the obligation of the Underwriters to purchase Securities on the Option Closing Date shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses, not to exceed $150,000, as set forth in Section 5 hereof and except that the provisions of Section 12 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

Section 13. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

Section 14. Notices.

All communications hereunder shall be in writing and shall be mailed, hand delivered or faxed and confirmed to the parties hereto as follows:

If to the Representative:

Johnson Rice & Company L.L.C.

639 Loyola Avenue, Suite 2775

New Orleans, Louisiana 70113

Facsimile: (504) 566-0742

Attention: Joshua C. Cummings

with a copy to:

(which shall not constitute notice)

Porter Hedges LLP
1000 Main Street, 36th Floor
Houston, Texas 77002
Facsimile: (713) 226-6274
Attention: Robert G. Reedy

If to the Company:

American Eagle Energy Corporation
2549 West Main Street, Suite 202

Littleton, Colorado 80120
Facsimile: (303) 798-5767
Attention: President and Chief Executive Officer

with a copy to:

(which shall not constitute notice)

Baker & Hostetler LLP
600 Anton Boulevard, Suite 900

Costa Mesa, California 92626
Facsimile: (714) 966-8802
Attention: Randy Katz

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 15. Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 12, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 and Section 10, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from the Underwriters merely by reason of such purchase.

Section 16. Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17. Governing Law Provisions.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

Section 18. Entire Agreement; Execution in Counterpart.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Section 19. No Fiduciary Relationship. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 9 and 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Time of Sale Prospectus, each free writing prospectus, the Preliminary Prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a fiduciary to, or an agent of, the Company or any other person. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

Section 20. Authority of the Representative. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Representative the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

AMERICAN EAGLE ENERGY CORPORATION

By: /s/ Brad Colby
Name: Brad Colby
Title: President and Chief Executive Officer

Signature Page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative as of the date first above written.

JOHNSON RICE & COMPANY L.L.C.
As representative of the several underwriters

By: /s/ Joshua C. Cummings
Name: Joshua C. Cummings
Title: Equity Member

Signature Page to Underwriting Agreement

SCHEDULE A

Schedule of Underwriters

Name	Number of Shares

Johnson Rice & Company L.L.C.	4,950,000

Canaccord Genuity Inc.	1,100,000

Northland Securities, Inc.	1,925,000

Euro Pacific Capital Inc.	1,925,000

Wunderlich Securities Inc.	1,100,000

TOTAL	11,000,000

SCHEDULE B

Schedule of Information and Free Writing Prospectuses included in the Time of Sale Prospectus

Free Writing Prospectus dated March 19, 2014

SCHEDULE C

Other Information

None

SCHEDULE D

Subsidiaries

EERG Energy ULC	Canada

AMZG, Inc.	Nevada

AEE Canada Inc.	Canada

EXHIBIT A

FORM OF OPINION OF BAKER & HOSTETLER LLP

1. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and is duly qualified to transact business as a foreign corporation and is in good standing as a foreign corporation in each jurisdiction and as of the dates listed above in paragraphs (c), (e), and (g)of this opinion letter. The Subsidiary is a corporation validly existing and in good standing under the laws of the State of Nevada and is duly qualified to transact business as a foreign corporation and is in good standing as a foreign corporation in each jurisdiction and as of the dates listed above in paragraphs (d) and (f) of this opinion letter.

2. The Company has the requisite corporate power and authority under Chapter 78 of the Nevada Revised Statutes (the “Nevada General Corporation Law”), the Company Articles, and the Company Bylaws (i) to own, lease, and operate its properties and to conduct its business as described in the Registration Statement, Preliminary Prospectus, Prospectus, and Time of Sale Prospectus and (ii) to execute and deliver the Underwriting Agreement and to perform its obligations thereunder. The Subsidiary has the requisite corporate power and authority under the Nevada General Corporation Law, the Subsidiary Articles, and the Subsidiary Bylaws to own, lease, and operate its properties and to conduct its business as described in the Registration Statement, Preliminary Prospectus, Prospectus, and Time of Sale Prospectus.

3. The Securities to be issued and sold by the Company under the Underwriting Agreement have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid, and non-assessable. The form of stock certificate as filed with the Commission used to evidence the Securities is in a form that complies in all material respects with all applicable statutory requirements under the Nevada General Corporation Law.

4. The authorized capital stock of the Company consists of 48,611,111 shares of common stock, par value $0.001 per share. The Securities to be issued conform in all material respects as to legal matters to the descriptions thereof contained under “Description of Securities to be Registered” in the Registration Statement, the Preliminary Prospectus, the Prospectus, and the Time of Sale Prospectus. Except as set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus, or the Time of Sale Prospectus, to our knowledge, no options, warrants, or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding. The issuance of the Securities is not subject to any preemptive rights under (i) the Company Articles or the Company Bylaws, (ii) any of the exhibits to the Registration Statement that are set forth on Schedule 1 hereto, or (iii) the Nevada General Corporation Law.

5. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of statutory preemptive rights or, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal, or similar rights.

6. Each of the Underwriting Agreement, the PSO Agreement, and the Exercise Notice has been duly authorized, executed, and delivered by the Company.

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7. The Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the NYSE MKT.

8. The Registration Statement filed with the Commission on December 13, 2013 was declared effective by the Commission under the Securities Act as of December 30, 2013. Post-Effective Amendment No. 1 to the Registration Statement filed with the Commission on March 6, 2014 (the “Post-Effective Amendment”) was declared effective by the Commission under the Securities Act as of March 7, 2013. To our knowledge, (i) no stop order suspending the effectiveness of the Post-Effective Amendment has been issued by the Commission under the Securities Act and (ii) no proceeding for such purpose is pending by the Commission.

9. The Registration Statement, the Preliminary Prospectus, and the Prospectus as of their respective effective or issue dates (other than (i) the financial statements and related notes and schedules thereto included or incorporated by reference therein or omitted therefrom, (ii) other financial, accounting, and statistical data included or incorporated by reference therein or omitted therefrom, and (iii) oil and gas reserve information and prospects, including, without limitation, the reserve report of the independent petroleum engineers, included or incorporated by reference therein or omitted therefrom, as to which we express no opinion) appear to comply as to form in all material respects with the applicable requirements of the Securities Act.

10. The statements under the caption “Description of Securities to be Registered” and, to our knowledge, the statements under the caption “Risk Factors” included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus, and the Time of Sale Prospectus insofar as they purport to constitute summaries of the documents or legal matters referred to therein fairly summarize the documents and legal matters therein described in all material respects, subject to the qualifications and assumptions stated therein and it being understood that we express no opinion as to any (i) financial statements or related notes or schedules thereto included or incorporated by reference therein, (ii) other financial, accounting, or statistical data included or incorporated by reference therein, or (iii) oil and gas reserve information and prospects, including, without limitation, the reserve report of the independent petroleum engineers, included or incorporated by reference therein.

11. To our knowledge, there are no contracts, licenses, agreements, leases, or documents of a character which are required to be described in the Registration Statement, the Preliminary Prospectus, or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as required; it being understood that we express no opinion as to any (i) financial statements or related notes or schedules thereto included or incorporated by reference therein or omitted therefrom, (ii) other financial, accounting, or statistical data included or incorporated by reference therein or omitted therefrom, or (iii) oil and gas reserve information and prospects, including, without limitation, the reserve report of the independent petroleum engineers, included or incorporated by reference therein or omitted therefrom.

12. No filing, consent, approval, authorization, order, registration, or qualification of or with any court, state, or federal governmental authority by the Company is required for the execution, delivery, and performance by the Company of the Underwriting Agreement, the PSO Agreement, or the Exercise Notice or for the offering, issuance, sale, or delivery of the Securities pursuant to the Underwriting Agreement, except for such filings, consents, approvals, authorizations, orders, registrations, or qualifications as have already been obtained or made.

13. The execution, delivery, and performance by the Company of the Underwriting Agreement and the Exercise Notice and compliance by the Company with the terms of, and the consummation by the Company of the transactions contemplated by, the Underwriting Agreement and the Exercise Notice will not (i) with or without the giving of notice or the passage of time, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, the agreements and instruments filed as exhibits to the periodic reports filed by the Company with the Commission pursuant to the Exchange Act that are set forth on Schedule 1 hereto, (ii) result in any violation of the provisions of the Company Articles or the Company Bylaws, or (iii) result in the violation of the Nevada General Corporation Law or any New York or federal law or statute except (A) in the case of clauses (i) and (iii) above, for such conflict, breach, or violation that would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the financial condition, business, or results of operations of the Company and its subsidiaries, taken as a whole, and (B) in the case of clause (i) above, the purchase by the Company of the Second Property (as defined in the PSO Agreement) pursuant to the Exercise Notice and the PSO Agreement will result in the creation and imposition of liens and encumbrances upon such Second Property under and pursuant to the terms of the Credit Agreement (as defined in Schedule 1 hereto) and the Security Instruments (as defined in Schedule 1 hereto).

A-2

14. To our knowledge, (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement and (ii) there are no actions, suits, claims, investigations, or proceedings pending, threatened, or contemplated to which the Company or the Subsidiary or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, or local governmental or regulatory commission, board, body, authority, or agency that are required to be described in the Registration Statement, the Preliminary Prospectus, or the Prospectus but are not so described as required.

15. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described under the caption “Use of Proceeds” in the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Negative Assurance.

We have acted as counsel to the Company in connection with the preparation of the Registration Statement, the Preliminary Prospectus, the Prospectus, and the Time of Sale Prospectus, and based on our examination of the Registration Statement, the Preliminary Prospectus, the Prospectus, and the Time of Sale Prospectus and conferences with certain officers and employees of and with representatives of the auditors and the reserve engineers for the Company, as well as representatives of the Underwriters and their counsel, no facts have come to our attention that lead us to believe that (i) the Registration Statement or any amendment thereto, as of its most recent effective date and the date of the Applicable Time, insofar as it relates to the offering of the Securities, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) the Preliminary Prospectus, as of its date and as of the Closing Date, insofar as it relates to the offering of the Securities, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) the Prospectus, as of its date and as of the Closing Date, insofar as it relates to the offering of the Securities, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iv) the Time of Sale Prospectus, as of the Applicable Time, insofar as it relates to the offering of the Securities, contained or contains any untrue statement of material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary contained in this paragraph, we express no belief or opinion with respect to any (i) financial statements or related notes or schedules thereto, (ii) other financial, accounting, or statistical data, or (iii) oil and gas reserve information or any prospects, including, without limitation, any reserve report of the independent petroleum engineers, in each case included or incorporated by reference in, or omitted from, the Registration Statement, the Preliminary Prospectus, the Prospectus, or the Time of Sale Prospectus. Furthermore, because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting, or statistical information derived from such financial data, and because many determinations involved in the preparation of the Registration Statement, the Preliminary Prospectus, the Prospectus, and the Time of Sale Prospectus and the documents incorporated by reference therein are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion letter, we are not passing upon and do not assume any responsibility for the accuracy, completeness, fairness, or responsiveness of the statements contained in the Registration Statement, the Preliminary Prospectus, the Prospectus, or the Time of Sale Prospectus, including the documents incorporated by reference therein, and we make no representation that we have independently verified the accuracy, completeness, fairness, or responsiveness of such statements, except to the extent set forth in paragraphs 7 and 8 above.

EXHIBIT B

FORM OF OPINION OF Carscallen LLP

1.	EERG is an unlimited liability corporation incorporated, validly existing and in good standing under the laws of the Province of Alberta and it is registered to carry on business and is in good standing under the laws of each jurisdiction in which it carries on its business, with the exception of the Province of British Columbia where only registration to carry on business is confirmed. AEE is a corporation incorporated, validly existing and in good standing under the laws of the Province of Alberta and it is registered to carry on business and is in good standing under the laws of each jurisdiction in which it carries on its business.

2.	Each of EERG and AEE has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now conducted by it.

3.	To our knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated in the Province of Alberta to which EERG or AEE or any of their respective directors or officers, in their capacities as directors or officers of EERG or AEE, as the case may be, is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, provincial, local governmental or regulatory commission, board, body, authority or agency.

EXHIBIT C

FORM OF OPINION OF OIL & GAS COUNSEL

1.	the execution, delivery and performance on the date hereof by the Company of the Agreement and the Exercise Notice do not breach or constitute a default under any agreement or contract to which the Company is a party listed on Schedule 2 attached hereto (except that we express no opinion with respect any matters that would require a mathematical calculation or a financial or accounting determination) or result in the creation of any lien upon any of the properties of the Company or AMZG, Inc., a Nevada corporation, pursuant to any such agreement or contract, except for such breach or default that would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the financial condition, business, or results of operations of the Company and its subsidiaries, taken as a whole.

EXHIBIT D

Form of Lock-Up Agreement

________________, 2014

Johnson Rice & Company L.L.C.
639 Loyola Avenue, Suite 2775
New Orleans, Louisiana 70113

As Representative of the several

Underwriters

RE:	American Eagle Energy Corporation (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock, par value $.001 per share, of the Company (“Shares”) or securities convertible into or exchangeable or exercisable for Shares. The Company proposes to carry out a public offering of Shares (the “Offering”) for which you will act as the representative of the several underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into an underwriting arrangement with the Company with respect to the Offering. Capitalized terms used, but not defined, in this agreement shall have the meaning given to such terms in the Underwriting Agreement to be entered into between Johnson Rice & Company L.L.C., as representative of the several underwriters named therein (the “Representative”), and the Company (the “Underwriting Agreement”).

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, and will use best efforts to cause any spouse or immediate family member of the undersigned or such person living in the undersigned’s household (a “Family Member”) not to, without your prior written consent, which consent may be withheld in your sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enter into a swap or other derivatives transaction that transfers to another, in whole or in part, any economic benefits or risk of ownership of such Shares, or otherwise dispose of any Shares, options or warrants to acquire Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Prospectus (the “Lock-Up Period”); provided, that if (A) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (B) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless you waive, in writing, such extension. The foregoing sentence shall not apply (a) to bona fide gifts, provided the recipient thereof agrees in writing to be bound by the terms of this letter agreement for the remainder of the Lock-Up Period, (b) to dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that the trustee of such trust agrees in writing to be bound by the terms of this letter agreement for the remainder of the Lock-Up Period, (c) to the pledge of any Shares or other securities to secure loans to such persons or entities in connection with any financing transaction to which such persons or entities are parties, provided that such Shares or other securities may not be sold or disposed of in connection with the exercise by the lender of any remedies as a secured party until the expiration of the Lock-Up Period, (d) to distributions to members, stockholders or partners provided that the recipient of such Shares or other securities agrees to be bound by the terms of this letter agreement for the remainder of the Lock-Up Period, or (e) in connection with the vesting of any Shares or other securities issued under restricted stock awards (including a disposition of Shares to satisfy tax withholding obligations upon vesting) or the exercise of options (provided that any such securities received upon exercise shall be subject to the provisions of this letter agreement for the remainder of the Lock-Up Period). For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse or any lineal descendants (who have not reached legal maturity) of the undersigned. In addition, notwithstanding this letter agreement, the undersigned may sell securities of the Company acquired in the open market after the closing of the Offering, so long as such sale, individually or in the aggregate, is of less than 1% of the outstanding Shares.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or securities convertible into or exchangeable or exercisable for Shares held by the undersigned except in compliance with the foregoing restrictions. In furtherance of the forgoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, of any Shares owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Representative of the several Underwriters, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities. In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

It is understood that, if the Underwriting Agreement (as defined above) does not become effective or is not executed and delivered by the parties thereto by March 31, 2014, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned shall be automatically released from all obligations under this letter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

The undersigned acknowledges and agrees that whether or not any Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between you and the Company.

Printed Name of Holder

By:
Signature

Printed Name of Person Signing

(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)